Exhibit 10.16
AMENDMENT NO. 1
Dated as of November 5, 2021
to
CREDIT AGREEMENT
Dated as of March 5, 2020
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 5, 2021 by and among NEWMARKET CORPORATION, a Virginia corporation (the “Company”), Afton Chemical UK Holdings Limited (“Afton UK”), Afton Chemical Switzerland GmbH (“Afton Switzerland” and together with the Company and Afton UK, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of March 5, 2020 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. The parties hereto agree that, effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):
(a)Effective as of 12:00 a.m., New York City time, on December 15, 2021, Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Agreed Currencies” appearing therein in its entirety as follows:
“Agreed Currencies” means (i) Dollars, (ii) euro and (iii) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Lenders. For the avoidance of doubt, it is understood and agreed that on and after December 15, 2021, the only Agreed Currencies under this Agreement shall be Dollars and euro (notwithstanding any references in this Agreement to any other currency) and no additional currency shall be included as an Agreed Currency until such currency is requested by the Company and approved by the Administrative Agent and each of the Lenders pursuant to an amendment to this Agreement mutually satisfactory to the Company, the Administrative Agent and each of the Lenders.
(b)Effective as of 12:00 a.m., New York City time, on December 15, 2021, the definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “ending on the day that is seven (7) days thereafter or the numerically corresponding day in the calendar month that is one, two, three or six months thereafter” appearing therein with a reference to “ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter” therefor.
(c)Section 2.11 of the Credit Agreement is hereby amended to insert a new clause (c) therein immediately following clause (b) thereof as follows:
(c)    The Borrowers will repay or prepay in full all outstanding Loans and Borrowings denominated in Pounds Sterling, Swiss Francs and Japanese Yen on or prior to December 31, 2021.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)The Administrative Agent (or its counsel) shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.
(b)The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket expenses (including reasonable fees, charges and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents to the extent provided for in Section 9.03 of the Amended Credit Agreement.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the Amended Credit Agreement have been duly authorized by all necessary organizational actions and, if required, actions by equity holders, and this Amendment has been duly executed and delivered by such Borrower.
(b)This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at equity or at law.
(c)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or other materiality qualification).
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document.
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5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NEWMARKET CORPORATION,
as the Company

By: _/s/ Brian D. Paliotti_____________________
Name: Brian D. Paliotti
Title:    CFO & VP

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

AFTON CHEMICAL UK HOLDINGS LIMITED,
as a Foreign Subsidiary Borrower

By:___/s/ Catherine Martin__________________
Name:     Catherine Martin
Title:    Director

By: /s/ David Richard Ellis________________
Name: David Richard Ellis
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

AFTON CHEMICAL SWITZERLAND GMBH,
as a Foreign Subsidiary Borrower

By:____/s/ Cameron Warner_________________
Name: Cameron Warner
Title:    Member

By:____/s/ William Skrobacz___________________
Name:    William Skrobacz
Title:    Chairman

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:__/s/ Will Price____________________________
Name: Will Price
Title:    Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

BANK OF AMERICA, N.A.,
as a Lender

By:_/s/ Colleen Landau____________________
Name:    Colleen Landau
Title:    Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:__/s/ Kelsey E Hehman__________________
Name:    Kelsey E Hehman
Title:    Assistant Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

CITIBANK, N.A.,
as a Lender

By:__/s/ Andrew Stella_______________________
Name:    Andrew Stella
Title:    Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:_/s/ Nathan R. Rantala___________________
Name:    Nathan R. Rantala
Title:    Managing Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

DBS BANK LTD.,
as a Lender

By:__/s/ Josephine Lim_________________
Name:     Josephine Lim
Title:    Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

TD BANK, N.A.,
as a Lender

By:_/s/ Steve Levi______________________
Name:    Steve Levi
Title:    Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:___/s/ David Notaro___________________
Name:    David Notaro
Title:    Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation

CITIZENS BANK, N.A.,
as a Lender

By:__/s/ David W. Dinella___________________
Name: David W. Dinella
Title:    Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of March 5, 2020
NewMarket Corporation